                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                  FORM 8-K / A
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event) March 17, 2000
                                                     --------------



                           BELDEN & BLAKE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                                    0-20100                               34-1686642
------------------------------           ------------------------------         ---------------------------------
(State or other jurisdiction of          (Commission File Number)               (IRS Employer Identification No.)
incorporation)



5200 Stoneham Road, North Canton, Ohio                            44720
----------------------------------------                     -------------------
(Address of principal executive offices)                     (Zip Code)

                                 (330) 499-1660
                                 --------------
               Registrant's telephone number, including area code

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Belden & Blake Corporation hereby amends Item 7, Financial Statements and Exhibits, of its Current Report on Form 8-K dated March 17, 2000 and filed with the Securities and Exchange Commission on March 20, 2000 in connection with the sale of stock of Peake Energy, Inc. As permitted by Sections (a)(4) and (b) of the instructions to Item 7, the report omitted the pro forma financial information required by Item 7(b). The purpose of this amendment is to provide such pro forma financial information.


Pro Forma Financial Information (unaudited)                                                                 Page
-------------------------------                                                                             ----

Pro Forma Consolidated Balance Sheets as of December 31,1999............................................    F-1
Pro Forma Consolidated Statements of Operations for the Year ended December 31, 1999....................    F-2
Notes to Unaudited Pro Forma Financial Statements.......................................................    F-3


Signatures
----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 3, 2000                       BELDEN & BLAKE CORPORATION
      ------------                        (Registrant)


                                          By: /s/ Joseph M. Vitale
                                             -----------------------------------
                                          Joseph M. Vitale
                                          Sr. Vice President

                           BELDEN & BLAKE CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1999
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                    HISTORICAL                           PRO FORMA
                                                        -----------------------------------    -----------------------------------
                                                            COMPANY           PEAKE            ADJUSTMENTS          COMBINED
                                                        ----------------   ----------------    ----------------   ----------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                            $       4,536      $         108      $                   $       4,428
     Accounts receivable, net                                    25,301              3,669                                 21,632
     Inventories                                                  2,106                272                                  1,834
     Deferred income taxes                                        2,006                506                                  1,500
     Other current assets                                         1,154                 13                                  1,141
                                                        ----------------   ----------------    ----------------   ----------------
                TOTAL CURRENT ASSETS                             35,103              4,568                  --             30,535

PROPERTY AND EQUIPMENT, AT COST
     Oil and gas properties (successful efforts method)         534,515            135,025                                399,490
     Gas gathering systems                                       22,193              8,752                                 13,441
     Land, buildings, machinery and equipment                    24,242              2,096                                 22,146
                                                        ----------------   ----------------    ----------------   ----------------
                                                                580,950            145,873                  --            435,077
     Less accumulated depreciation, depletion and
       amortization                                             280,047             92,949                                187,098
                                                        ----------------   ----------------    ----------------   ----------------
                PROPERTY AND EQUIPMENT, NET                     300,903             52,924                  --            247,979
OTHER ASSETS                                                     14,689                 33                                 14,656
                                                        ----------------   ----------------    ----------------   ----------------
                                                          $     350,695      $      57,525      $           --      $     293,170
                                                        ================   ================    ================   ================

LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES
     Accounts payable                                     $       4,132      $         102      $                   $       4,030
     Accrued expenses                                            23,024              2,432                                 20,592
     Current portion of long-term liabilities                    50,979                                (50,000)(a)            979
                                                        ----------------   ----------------    ----------------   ----------------
                TOTAL CURRENT LIABILITIES                        78,135              2,534             (50,000)            25,601

LONG-TERM LIABILITIES
     Bank and other long-term debt                               78,161                                (19,000)(a)         59,161
     Senior subordinated notes                                  225,000                                                   225,000
     Other                                                          570                                                       570
                                                        ----------------   ----------------    ----------------   ----------------
                                                                303,731                 --             (19,000)           284,731

DEFERRED INCOME TAXES                                            20,419              1,940                                 18,479

SHAREHOLDERS' DEFICIT
     Common stock without par value; $.10 stated value
       per share; authorized 58,000,000 shares; issued
       and outstanding 10,260,457 and 10,110,915 shares           1,026                                                     1,026
     Paid in capital                                            107,609                                                   107,609
     Belden & Blake Investment                                                      53,051              53,051 (a)             --
     Deficit                                                   (160,225)                                15,949 (a)       (144,276)
                                                        ----------------   ----------------    ----------------   ----------------
                TOTAL SHAREHOLDERS' DEFICIT                     (51,590)            53,051              69,000            (35,641)
                                                        ----------------   ----------------    ----------------   ----------------
                                                          $     350,695      $      57,525      $           --      $     293,170
                                                        ================   ================    ================   ================

See accompanying notes.

                           BELDEN & BLAKE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                                   HISTORICAL                           PRO FORMA
                                                       -----------------------------------   -----------------------------------
                                                           COMPANY             PEAKE            ADJUSTMENTS          RESULTS
                                                       ---------------    ----------------   ----------------   ----------------
REVENUES
    Oil and gas sales                                   $      79,299      $       14,810      $                  $      64,489
    Gas gathering, marketing, and oilfield sales
       and service                                             51,443               1,543                                49,900
    Other                                                       4,996               1,186                                 3,810
                                                       ---------------    ----------------   ----------------   ----------------
                                                              135,738              17,539                 --            118,199
EXPENSES
    Production expense                                         21,980               3,288                217 (b)         18,909
    Production taxes                                            3,260               1,371                                 1,889
    Gas gathering, marketing, and oilfield sales
       and service                                             46,954                 267                                46,687
    Exploration expense                                         6,442                 772                191 (b)          5,861
    General and administrative expense                          5,412                 924                840 (b)          5,328
    Franchise, property and other taxes                           652                 117                                   535
    Depreciation, depletion and amortization                   41,412               5,893                                35,519
    Interest expense                                           34,302               5,376                                28,926
    Net loss on sale of subsidiaries and other
       nonrecurring expense                                     4,806                                                     4,806
                                                       ---------------    ----------------   ----------------   ----------------
                                                              165,220              18,008              1,248            148,460
                                                       ---------------    ----------------   ----------------   ----------------

LOSS BEFORE INCOME TAXES                                      (29,482)               (469)            (1,248)           (30,261)
    Income taxes benefit                                      (11,179)               (228)              (473)(c)        (11,424)
                                                       ---------------    ----------------   ----------------   ----------------
NET LOSS                                                $     (18,303)     $         (241)     $        (775)     $     (18,837)
                                                       ===============    ================   ================   ================


See accompanying notes.

                           BELDEN & BLAKE CORPORATION
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1)      BASIS OF PRESENTATION

         The unaudited pro forma financial statements set forth unaudited pro forma financial information for the Company for the year ended December 31, 1999. The unaudited pro forma condensed balance sheet assumes that Peake Energy, Inc. ("Peake") had been sold as of December 31, 1999. The unaudited pro forma results of operations assume that the disposition of Peake had occurred on January 1, 1999. Unaudited pro forma results of operations cannot be considered indicative of future operations.

(2)      PRO FORMA ADJUSTMENTS

         (a) Represents the reduction of debt, shareholders' deficit (gain on sale) and Belden & Blake Investment in connection with the net proceeds from the disposition of Peake.

         (b) Represents costs which the Company allocated to Peake during 1999 which will be retained in the Company.

         (c)      Income taxes on pro forma adjustments.